UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 6, 2026

SENECA FOODS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New York (State or Other Jurisdiction of Incorporation)	0-01989 (Commission File Number)	16-0733425 (IRS Employer Identification No.)

350 WillowBrook Office Park, Fairport, NY 14450
(Address of principal executive offices, including zip code)

(585) 495-4100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock Class A, $0.25 Par	SENEA	NASDAQ Global Select Market
Common Stock Class B, $0.25 Par	SENEB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07         Submission of Matters to a Vote of Security Holders

On August 6, 2026, Seneca Foods Corporation (the “Company”) held its 2026 Annual Meeting of Shareholders (“Annual Meeting”). As of the record date established in connection with the Annual Meeting, the following shares of voting stock were issued and outstanding:

Voting Stock	Shares Outstanding	Votes/Share
Class A Common Stock	5,221,238	0.05:1
Class B Common Stock	1,549,202	1:1
10% Cumulative Convertible Voting Preferred Stock - Series A	407,240	1:1
10% Cumulative Convertible Voting Preferred Stock - Series B	400,000	1:1
6% Cumulative Voting Preferred Stock*	200,000	1:1

*Votes on 6% Cumulative Preferred Stock can only be cast with respect to the elections of directors

The proposals voted upon at the Annual Meeting and the results are set forth below.

Proposal 1: Election of Directors

The Company's shareholders approved the election of the following directors to serve until the 2029 Annual Meeting of Shareholders and until each of their successors is duly elected and shall qualify.

Nominee	For	Withold Authority	Broker Non-Votes
Peter R. Call	2,220,159	12,883	333,939
Kraig H. Kayser	2,225,522	7,520	333,939
Bruce E. Ware	2,065,355	167,687	333,939

Proposal 2: Advisory approval of the compensation of the Company’s Named Executive Officers for 2026

The Company’s shareholders approved the advisory resolution regarding the compensation of the Company’s Named Executive Officers for 2026.

For	Against	Abstentions	Broker Non Votes
2,039,835	14,463	4,036	333,939

Proposal 3: Approval of the Seneca Foods Corporation 2026 Equity Incentive Plan

The Company’s shareholders approved the adoption of the Seneca Foods Corporation 2026 Equity Incentive Plan.

For	Against	Abstentions	Broker Non Votes
1,918,211	139,721	402	333,939

Proposal 4: Approval of the Ratification Proposal

The Company's shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027.

For	Against	Abstentions	Broker Non Votes
2,388,759	3,430	84	-

Item 9.01         Financial Statements and Exhibits.

(d)          Exhibits

Exhibit 104         Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:         August 11, 2026
SENECA FOODS CORPORATION

By:	/s/ Gregory R. Ide
Gregory R. Ide
Vice President and Corporate Controller